Exhibit 10.8

Certificate No.	(2007)No.07572
User of the Land	Jiangsu Danbom Mechanical & Electrical Co., Ltd
Location	Heping Village, Baohua Town, Jurong City, Jiangsu Province
Usage	Manufacture
Area (sqm)	18,026
Form of Acquisition	By means of transfer
Expiration Date	07/20/2055

According to "The People's Republic of China Constitution," "The People's Republic of China Land Management Law" and "The People's Republic of China on Urban Real Estate Administration Law" and other laws and regulations, in order to protect the legal interests of the user of this land, we have checked and verified that the land usage rights applied by this user listed on this certificate is correct so we approve the registration of this land usage right and hereby issue this certificate.

                                     Jurong Municipal Government ( Stamp)
                                     Date: May 17, 2007

Certificate No.	(2008)No.012379
User of the Land	Jiangsu Danbom Mechanical & Electrical Co., Ltd
Location	Heping Village, Baohua Town, Jurong City, Jiangsu Province
Usage	Manufacture
Area (sqm)	40,183
Form of Acquisition	By means of transfer
Expiration Date	09/02/2058

According to "The People's Republic of China Constitution," "The People's Republic of China Land Management Law" and "The People's Republic of China on Urban Real Estate Administration Law" and other laws and regulations, in order to protect the legal interests of the user of this land, we have checked and verified that the land usage rights applied by this user listed on this certificate is correct so we approve the registration of this land usage right and hereby issue this certificate.

                                     Jurong Municipal Government ( Stamp)
                                     Date: October 30, 2008